                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Schwab Annuity Portfolios
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

March 21, 2000

SCHWAB ANNUITY PORTFOLIOS
SHAREHOLDER PROXY



YOUR VOTE IS IMPORTANT!
PLEASE READ AND RESPOND TODAY.
SEE INSIDE FOR INFORMATION ABOUT
PROPOSALS THAT AFFECT YOUR INVESTMENT.

                                                             Shareholder message



         Schwab Annuity Portfolios
         SHAREHOLDER PROXY

3        Shareholder message

4        About the proposals

         An overview of the proposals that shareholders are voting on and how the funds would be affected

6        Notice of special meeting

         The official notice of the shareholder meeting associated with this proxy

7        Proxy statement

         A more detailed discussion of each proposal and additional information

21       Appendix

         The Schwab Money Market Portfolio's current and proposed fundamental investment policies that would be affected by Proposal 2

A special meeting of shareholders of Schwab Annuity Portfolios will take place on June 1, 2000, and we're asking for your participation.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote. You can vote by internet, by phone or by mailing the enclosed proxy voting card(s) in the postage-paid envelope.

Shareholders of Schwab MarketTrack Growth Portfolio II, Schwab S&P 500 Portfolio and Schwab Money Market Portfolio are being asked to vote for trustees, including candidates to fill new seats for additional independent trustees. In addition, the Schwab Money Market Portfolio has a proposal that is intended to help it increase its management efficiency by granting the fund additional investment flexibility. The trustees, including myself, believe these proposals are in the best interests of the shareholders, and we recommend a vote "For" each of them.

Your vote is important. Your prompt response will help reduce proxy costs -- which are paid for by the funds and their shareholders -- and will also mean that you can avoid receiving follow-up mailings. Voting by internet or phone lowers proxy costs even further.

All of us thank you for your attention to this important matter, and we promise to continue to work hard to help you achieve your financial goals.


                                                  Sincerely,

                                                  CHARLES R. SCHWAB, CHAIRMAN
                                                  Schwab Annuity Portfolios

ABOUT THE PROPOSALS


WHAT ARE SHAREHOLDERS VOTING ON?

The funds are asking shareholders to vote on two types of proposals:

- TO ELECT TRUSTEES. In this election, most of the nominees are current Schwab Annuity Portfolios' trustees who are up for re-election. Four are first-time nominees. Three of the four would fill newly created seats for independent trustees.

- TO CONSIDER CHANGING OR ELIMINATING CERTAIN INVESTMENT POLICIES (SCHWAB MONEY MARKET PORTFOLIO ONLY). The Schwab Money Market Portfolio currently has several investment policies that are fundamental policies, meaning that they cannot be changed without shareholder approval. The main reason for these proposed changes is to allow the fund a degree of strategic flexibility for potentially more effective -- and more competitive -- investment management practices.

These pages tell you more about the proposals and explain the main reasons that the trustees believe the proposals are in the best interests of shareholders.

If any other proposals are brought before the special meeting in an appropriate fashion, these may be voted on as well. As of the time this document was prepared, the trustees were not aware of any other proposals.


WHY ARE THE TRUSTEES INCREASING THE NUMBER OF INDEPENDENT BOARD MEMBERS?

The Board of Trustees is responsible for protecting the interests of the funds' shareholders. The Board meets regularly to review the funds' activities, contractual arrangements and performance. Schwab Annuity Portfolios agrees that independent trustees play an important role in fulfilling this responsibility.

Schwab Annuity Portfolios is not alone in holding this view. Recently, the Securities and Exchange Commission (SEC), the main federal body that regulates mutual funds, announced a series of proposed amendments to existing laws and regulations that govern the role of independent trustees of mutual funds. Their proposals would require that a majority of trustees be independent (the current requirement is 40%), and would encourage boards to make independent trustees a super-majority (two-thirds majority). The trustees of the Schwab Annuity Portfolios agree that a super-majority is in the best interests of shareholders, and have voted to create three new seats, which, if approved by shareholders, will give independent trustees more than a two-thirds majority.

[ENVELOPE GRAPHIC]

BEFORE YOU VOTE

The information on these pages is only a summary. Before you vote, please read the proxy statement, which starts on page 7.

It's important to vote as soon as you can. That way, the funds -- and their shareholders -- won't have to bear the costs of additional solicitations.

4  ABOUT THE PROPOSALS

WHO WOULD THE NEW TRUSTEES BE?

The Schwab Annuity Portfolios' trustees set the number of seats on the board and present nominees to the shareholders, who then vote on them. The current trustees nominated the candidates who are up for election and urge you to vote for all of them. This proposal affects all Schwab Annuity Portfolios. To find out more, including information on each nominee, see Proposal 1 in the full proxy statement.


WHAT ARE THE REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES (PROPOSAL
2)?

Some of the Schwab Money Market Portfolio's policies reflect government regulations that no longer exist. In other cases, policies are more stringent than current government regulations require. The fund believes the proposed changes in investment policies will benefit shareholders by allowing the fund to adapt more quickly to future changes in investment opportunities.

The trustees believe that it would benefit shareholders of the Schwab Money Market Portfolio if the fund updated its fundamental investment policies.

                                                   TRUSTEE           PROPOSED CHANGES IN
                                                   ELECTION               POLICIES
SCHWAB ANNUITY PORTFOLIOS                        (PROPOSAL 1)           (PROPOSAL 2)

    MarketTrack Growth Portfolio II                    -
    S&P 500 Portfolio                                  -
    Money Market Portfolio                             -                      -


None of the proposed changes will lower the standards for credit quality that the fund's investments must meet.


HOW TO VOTE

Voting is easy and doesn't have to take long. Use any of the following options -- and remember that VOTING BY INTERNET OR PHONE WILL HELP LOWER FUND EXPENSES. For internet and touch tone phone voting, you'll need the 12-digit number(s) on your enclosed proxy voting card(s).

-    By internet: go to www.proxyvote.com and follow the instructions.

- By touch tone phone: call toll-free 800-690-6903 and follow the recorded instructions.

- By mail: mark your votes on the enclosed proxy card(s), sign and date, and mail using the postage-paid envelope provided.

Remember: if you vote by internet or phone, do not mail in your proxy card(s). Please make sure you vote all the enclosed proxy card(s).


                                                          ABOUT THE PROPOSALS  5

NOTICE OF SPECIAL MEETING


TO SHAREHOLDERS OF ALL SCHWAB ANNUITY PORTFOLIOS: Notice is hereby given that a special meeting of shareholders will be held at the A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502 on June 1, 2000 beginning at 10:00 a.m. Pacific time for the following purposes:

1. To elect trustees of each fund to hold office until their successors are duly elected and qualified;

2. To eliminate, reclassify or amend certain fundamental investment policies and restrictions of the Schwab Money Market Portfolio; and

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The close of business on March 3, 2000 was fixed as the record date for determining which shareholders are entitled to notice of the meeting and any adjournments thereof and are entitled to vote.

Life insurance companies and their separate accounts are the record owners of fund shares. They have agreed to vote their shares in accordance with timely instructions received from contractholders who allocated contract values to the Schwab Annuity Portfolios as of March 3, 2000.



                  By order of the Board of Trustees,


                  Frances Cole
                  Secretary



April 10, 2000


6  MEETING NOTICE

PROXY STATEMENT


PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS OF THE FUNDS TO BE HELD ON JUNE 1, 2000

Schwab Annuity Portfolios
101 Montgomery Street
San Francisco, CA 94104



This Proxy Statement is being furnished to the shareholders of each fund of Schwab Annuity Portfolios, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at the Special Meetings of Shareholders of the Trust to be held at the A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, on June 1, 2000, beginning at 10:00 a.m. Pacific time and at any adjournment(s) of the meeting. This proxy statement is first being mailed to shareholders on or about April 10, 2000.

The Board of Trustees has fixed the record date as the close of business on March 3, 2000 (the "record date") for determining fund shareholders entitled to notice of, and to vote at, the meetings and any adjournment(s) thereof. Only holders of shares of the funds at the close of business on the record date are entitled to notice of, and to vote at, the meeting and at any adjournment(s) thereof.

Shares of the funds are currently sold only to separate accounts of certain life insurance companies to fund variable annuity contracts ("contracts") issued by those companies. Although these life insurance companies are the record owners of fund shares, contract owners are beneficial owners of the shares of the funds to which they have allocated contract values. For convenience, this proxy statement refers to life insurance companies and/or contract owners as "shareholders," as the context requires.

The funds understand that the life insurance companies will vote their shares according to timely instructions they receive from contract owners that have allocated contract values to the funds as of the record date, and that they will vote shares for which they receive no timely instructions in proportion to the shares for which they receive timely voting instructions. To submit voting instructions to your life insurance company, contract owners may use the internet, telephone or may complete and sign the enclosed proxy card and return it before the meeting. The following chart shows the number of issued and outstanding shares of the Trust and each fund entitled to vote:
MarketTrack(TM) Growth Portfolio II -- 1,229,168
S&P 500 Portfolio -- 5,911,046
Money Market Portfolio -- 120,694,060

The holder of each full share of a fund outstanding as of the close of business on the record date is entitled to one vote upon each matter properly submitted to the meeting or any adjournment(s) thereof, and a proportionate fractional vote for each fractional share held. Shareholders of a fund may vote on such other business as may properly come before the meeting as required by law, including the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (together, the "1940 Act").

Shareholders are requested to vote by internet, phone or by returning the enclosed proxy cards. Voting by internet costs the funds less than if you vote by telephone or mail. Depending on the number of funds for which you are entitled to vote, you may receive more than one proxy card.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and returned prior to the meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the meeting or any adjournment(s) thereof.

You may revoke your proxy at any time prior to its exercise by attending the meeting and voting in person or by submitting, prior to the meeting, a written notice of revocation or subsequently dated proxy.

The Board of Trustees does not know of any matter to be considered at the meeting other than the matters described in the Notice of Special Meeting accompanying this Proxy Statement.

In addition to the solicitation of proxies by mail, officers of the trusts, officers and employees of Charles Schwab Investment Management, Inc. (the "investment adviser"), the funds' investment adviser and administrator, and Charles Schwab & Co., Inc. ("Schwab"), the funds' distributor, transfer agent and shareholder servicing agent, also may solicit proxies electronically, by telephone, by telegraph, in person or by other means. Each fund will bear its pro rata share of costs of solicitation and expenses incurred in connection with preparing this Proxy Statement. Each fund also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of fund shares. As described in the funds' prospectuses, the investment adviser and/or Schwab have guaranteed that the total operating expenses of some funds will not exceed a certain percentage of a fund's average daily net assets through a specified period of time. For purposes of the guarantee, total operating expenses do not include interest, taxes, brokerage commissions and extraordinary expenses. As extraordinary expenses, expenses related to this proxy solicitation will be excluded from the calculations of each fund's total operating expenses for purposes of the investment adviser's and Schwab's guarantee.

QUORUM AND REQUIRED VOTE

In order to take action on any Proposal (or element of a Proposal), a "quorum" or a majority of the shares entitled to vote on that Proposal must be present in person or by proxy. Election of each Nominee in Proposal 1 requires the affirmative vote of a plurality of the outstanding voting shares of the Trust, which means that the ten (10) Nominees receiving the highest number of affirmative votes cast at the meeting will be elected as long as the vote "For" each Nominee exceeds the vote "Against" such Nominee. Approval of each element of Proposal 2 requires the favorable vote of a majority of outstanding voting shares of Schwab Money Market Portfolio as defined by the 1940 Act. The favorable vote of a majority of outstanding voting shares of the fund is the lesser of (i) 67% or more of the shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting, or (ii) more than 50% of the outstanding voting shares of the fund.

In the event a quorum is not present at a meeting or sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to come properly before the meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment(s) of a meeting will require the affirmative vote of a majority of those shares of the funds of the Trust present at the meeting in person or by proxy. Abstentions will be counted as shares that are present for purposes of determining the presence of a quorum, but will not be counted as votes "For" Proposal 2. Accordingly, abstentions will have no effect on Proposal 1 and the effect of a vote against Proposal 2.

The following table lists each fund and the corresponding proposals.


                                                         TRUSTEE        PROPOSED CHANGES IN
                                                         ELECTION            POLICIES
SCHWAB ANNUITY PORTFOLIOS                              (PROPOSAL 1)        (PROPOSAL 2)

    MarketTrack  Growth Portfolio II                         *                  -
    S&P 500 Portfolio                                        *                  -
    Money Market Portfolio                                   *                  *

                                   PROPOSAL 1


                              ELECTION OF TRUSTEES


FUNDS AFFECTED:
MarketTrack Growth Portfolio II
S&P 500 Portfolio
Money Market Portfolio

It is proposed that shareholders of the Trust elect ten (10) nominees to serve as Trustees, each to hold office until a successor is elected and qualified. Six of the nominees currently serve as Trustees and it is proposed that they be reelected. It also is proposed that four nominees who have not previously served as Trustees be elected, and, if elected, begin serving as Trustees as soon as practicable. It is the intention of the persons named in the accompanying proxies to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for elections to office. Each nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. A nominee shall be elected to the Board by the vote of a plurality of the outstanding voting shares of the Trust. This means that the ten (10) nominees receiving the highest number of votes cast at the meeting will be elected. The Board of Trustees does not know of any reason why any nominee would be unable or unwilling to serve as a Trustee, but if any nominee should become unable to serve prior to the meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees. Each nominee owns less than 1% of the outstanding shares of each fund.

INFORMATION REGARDING NOMINEES

Information about each nominee, including his or her name, date of birth, positions with the Trust, length of service in such positions and principal occupation or employment for the past 5 years, and shares of each fund beneficially owned is set forth below. Each nominee, except for Mariann Byerwalter, Jeremiah H. Chafkin, William A. Hasler, and Gerald B. Smith, currently serves as a Trustee of the Trust. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104. Each Nominee owns less than 1% of the outstanding shares of each fund.

NAME, DATE OF BIRTH, PRINCIPAL OCCUPATION & OTHER TRUSTEESHIPS                     TRUSTEE OF THE TRUST SINCE
-------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER                                                                           First-time
August 13, 1960                                                                                nominee
Vice President for Business Affairs and Chief Financial Officer, Stanford
University (higher education). Prior to February 1996, Ms. Byerwalter was Chief
Financial Officer of Eureka Bank (savings and loans) and Chief Financial Officer and Chief Operating Officer of America First Eureka Holdings, Inc. (holding company). Ms. Byerwalter also is on the Board of Directors of America First
Companies, Omaha, NE (venture capital/fund management) and Redwood Trust, Inc.
(mortgage finance).

JEREMIAH H. CHAFKIN*                                                                         First-time
May 5, 1959                                                                                    nominee
Executive Vice President, SchwabFunds(R), Charles Schwab & Co., Inc.; President
and Chief Operating Officer, Charles Schwab Investment Management, Inc. Prior to
November 1999, Mr. Chafkin was a Senior Managing Director for Bankers Trust
Company.

DONALD F. DORWARD                                                                               1994
September 23, 1931
Chief Executive Officer, Dorward & Associates. From 1996 to 1999, Mr. Dorward
was Executive Vice President and Managing Director, Grey Advertising. From 1990
to 1996, Mr. Dorward was President and Chief Executive Officer, Dorward &
Associates (advertising and marketing/consulting firm). Trustee of Charles
Schwab Family of Funds since 1989, Schwab Investments since 1991 and Schwab
Capital Trust since 1993.

WILLIAM A. HASLER                                                                            First-time
November 22, 1941                                                                             nominee
Co-Chief Executive Officer, Aphton Corporation (bio-pharmaceuticals). Prior to
August 1998, Mr. Hasler was Dean of the Haas School of Business at the
University of California, Berkeley, (higher education). Mr. Hasler also is on the Board of Directors of Solectron Corporation (manufacturing), Tenera, Inc.
(services and software), Airlease Ltd. (aircraft leasing) and Mission West
Properties (commercial real estate).

NAME, DATE OF BIRTH, PRINCIPAL OCCUPATION & OTHER TRUSTEESHIPS                     TRUSTEE OF THE TRUST SINCE
-------------------------------------------------------------------------------------------------------------

ROBERT G. HOLMES                                                                               1994
May 15, 1931
Chairman, Chief Executive Officer and Director, Semloh Financial, Inc.
(international financial services and investment advisory firm). Trustee of
Charles Schwab Family of Funds since 1989, Schwab Investments since 1991 and
Schwab Capital Trust since 1993.

STEVEN L. SCHEID*                                                                              1998
June 28, 1953
Vice Chairman and Executive Vice President, The Charles Schwab Corporation;
Director, Vice Chairman and Enterprise President - Financial Products and
Services, Charles Schwab & Co., Inc.; Chief Executive Officer, Chief Financial
Officer and Director, Charles Schwab Investment Management, Inc. From 1994 to
1996, Mr. Scheid was Executive Vice President of Finance for First Interstate
Bancorp and Principal Financial Officer from 1995 to 1996. Prior to 1994, Mr.
Scheid was Chief Financial Officer, First Interstate Bank of Texas. Trustee of
Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust
since 1998.

CHARLES R. SCHWAB*                                                                             1994
July 29, 1937
Chairman, Co-Chief Executive Officer and Director, The Charles Schwab
Corporation; Chairman, Chief Executive Officer and Director, Charles Schwab
Holdings, Inc.; Chairman and Director, Charles Schwab & Co., Inc., Charles
Schwab Investment Management, Inc., The Charles Schwab Trust Company and Schwab
Retirement Plan Services, Inc.; Chairman and Director (current board positions), and Chairman (officer position) until December 1995, Mayer & Schweitzer, Inc. (a securities brokerage subsidiary of The Charles Schwab Corporation); Director;
The Gap, Inc. (a clothing retailer), Audiobase, Inc. (a financial services organization), Vodaphone AirTouch plc (a telecommunications company) and Siebel
Systems (a software company). Trustee of Charles Schwab Family of Funds since
1989, Schwab Investments since 1991 and Schwab Capital Trust since 1993.

GERALD B. SMITH                                                                              First-time
September 28, 1950                                                                            nominee
Chairman and Chief Executive Officer, Smith Graham & Co. (investment management). Mr. Smith also is on the Board of Directors of Pennzoil-Quaker
State Company (automotive).

DONALD R. STEPHENS                                                                             1994
June 28, 1938
Managing Partner, D.R. Stephens & Company (investments) and Chairman and Chief
Executive Officer of North American Trust (a real estate investment trust).
Trustee of Charles Schwab Family of Funds since 1989, Schwab Investments since
1991 and Schwab Capital Trust since 1993.

MICHAEL W. WILSEY                                                                              1994
August 18, 1943
Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (truck and air transportation, real estate investment and management, and investments). Trustee of Charles Schwab Family of Funds since 1989, Schwab Investments since 1991 and
Schwab Capital Trust since 1993.

* Denotes an "interested person" of the Trust as defined in the 1940 Act. In addition to their positions with the investment adviser and distributor, Messrs. Chafkin, Scheid and Schwab also own stock of The Charles Schwab Corporation, a publicly-traded company that is the parent of the investment adviser and distributor. Because of the amount of his stock ownership, Mr. Schwab may be deemed to control The Charles Schwab Corporation.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees met 5 times on behalf of the Trust during the Trust's most recent full fiscal year. In such fiscal year, each Trustee, except Mr. Schwab, attended at least 80% of those meetings. The Trust also has an Audit/Portfolio Compliance Committee comprised of Messrs. Dorward, Holmes, Stephens and Wilsey, none of whom is an "interested person" of the Trust (the "Independent Trustees"), that reviews financial statements and other audit-related matters for the Trust quarterly (and, as necessary, more frequently). The Audit/Portfolio Compliance Committee met 4 times during the Trust's most recent full fiscal year. In such year, each member attended at least 75% of those meetings. The Trust also has a Nominating Committee comprised of the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominating Committee did not meet during the Trust's most recent full fiscal year. The Nominating Committee will not consider nominees recommended by shareholders. The Trust does not have a standing compensation committee or any committee performing similar functions.

COMPENSATION OF TRUSTEES, OFFICERS AND OTHERS

Trustees and officers of the Trust who are also "interested persons" of the Trust, receive no compensation from the Trust for serving as Trustee. However, each Independent Trustee currently receives a quarterly fee of $21,650 from the Fund Complex, which includes the Trust, as well as Schwab Capital Trust, Schwab Investments and Charles Schwab Family of Funds, and an additional $5,000 from the Fund Complex for each regular meeting of the Board of Trustees and each meeting of the Audit/Portfolio Compliance Committee attended, and is reimbursed for all reasonable out-of-pocket expenses. Each Independent Trustee also receives $1,000 from the Fund Complex for each special meeting attended with a duration of more than two hours, and is reimbursed for all reasonable out-of-pocket expenses. The Trust has no bonus, pension, profit sharing or retirement plan, although the Trust has adopted deferred compensation plans for the Trustees, as described following the table below. The compensation paid to current Trustees from the Trust and the Fund Complex is shown in the table below.


                               COMPENSATION TABLE


Name of Person, Position With the Trust     Aggregate Compensation From the Trust(1)     Total Compensation From the Fund Complex(2)


Donald F. Dorward, Trustee                                $6,450                                      $121,600

Robert G. Holmes, Trustee                                 $6,450                                      $121,600

William J. Klipp, (3) Trustee                             $    0                                      $      0

Steven L. Scheid, President and Trustee                   $    0                                      $      0

Charles R. Schwab, Trustee;                               $    0                                      $      0
Chairman and Chief Executive Officer

Donald R. Stephens, Trustee                               $6,450                                      $121,600

Michael W. Wilsey, Trustee                                $5,850                                      $111,600


(1)  Amounts are for the fiscal year ended December 31, 1999.
(2) The Fund Complex includes the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust, and Schwab Investments.
(3) Mr. Klipp departed Schwab in 1999 and is expected to resign from the Board of Trustees prior to the meeting.

DEFERRED COMPENSATION PLAN

Pursuant to exemptive relief received from the Securities and Exchange Commission ("SEC"), the Trust may enter into a deferred compensation plan (the "Plan") with the Independent Trustees. As of the date of this Proxy Statement, none of the Independent Trustees has elected to participate in the Plan. If an Independent Trustee elects to participate in the Plan, deferred fees will be credited to an account established by the Trust as of the date that such fees would have been paid to the Trustee. The value of this account will increase or decrease as if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the Trustee.

VOTING REQUIREMENTS

Election of each nominee requires the affirmative vote of a plurality of the outstanding voting shares of the Trust, which means that the ten (10) nominees receiving the highest number of affirmative votes cast at the meeting will be elected.

                  THE BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE
                               "FOR" EACH NOMINEE.

                                   PROPOSAL 2


           ELIMINATING, AMENDING OR RECLASSIFYING CERTAIN FUNDAMENTAL
                      INVESTMENT POLICIES AND RESTRICTIONS

FUND AFFECTED:
Money Market Portfolio

BACKGROUND
The fund operates in accordance with its investment objective, policies and restrictions described in its prospectus and statement of additional information (together, the fund's "policies"). The fund generally classifies its policies as either "fundamental" or "non-fundamental." A fundamental policy may be changed only by shareholder vote, while non-fundamental policies may be changed by vote of a fund's Board of Trustees. The 1940 Act requires funds to classify only certain policies as fundamental. With this Proposal, the fund seeks to modernize its fundamental policies by reclassifying policies that are not required by the 1940 Act to be fundamental as non-fundamental so that, with Board approval, the fund may more easily respond to a changing investment environment.

Since the fund was created, there have been a number of changes in the laws and regulations that govern mutual funds. First, significant federal legislation in 1996 preempted state regulation of all mutual funds. As a result, many investment policies previously imposed on the fund by various states are no longer required. Second, significant changes to Rule 2a-7 under the 1940 Act, which governs the investments and operations of money market funds, took effect during the 1990's. Thus, many of the current fundamental policies of the fund predate the current requirements of Rule 2a-7 and are, in significant respects, more restrictive than Rule 2a-7 currently requires. In addition, new types of instruments have been developed, which the fund may not be permitted to invest in because of its outdated fundamental policies.

Recently, the investment adviser performed a comprehensive review of the fund's fundamental policies and the Board of Trustees, based on the recommendations of the investment adviser, has approved revisions to these policies designed to:
(1) simplify and modernize policies required to be fundamental; and (2) eliminate or recharacterize as non-fundamental policies that are not required to be fundamental.

Approval of these changes by shareholders would allow the investment adviser greater flexibility, subject to the supervision of the Board of Trustees and consistent with legal requirements, in selecting investments for the fund. The Board of Trustees also believes that the proposed changes will enhance the investment adviser's ability to manage the fund's investment portfolios, such that the fund's investment opportunities, accordingly, may increase.

In some cases the Board of Trustees recommends that fundamental policies be amended and/or eliminated completely. In other cases the Board recommends amending and/or reclassifying policies as non-fundamental. Once converted to non-fundamental, the fund's policies may be changed without shareholder approval. If the Board of Trustees decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the fund's prospectus and/or statement of additional information, as appropriate.

Each proposed change to the fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, an Appendix has been attached at the end of this proxy statement. The Appendix shows a list of the Money Market Portfolio's current fundamental policies proposed to be replaced by new fundamental and/or non-fundamental policies or eliminated.

VOTING REQUIREMENTS
Approval of each element of Proposal 2 requires the favorable vote of a majority of outstanding voting shares of the fund as defined by the 1940 Act. Proposal 2 is separated into elements specific to each type of fundamental policy involved, e.g., maturity, borrowing, and concentration. You may vote for the elements of Proposal 2 either (i) as a group; or (ii) by each element. If you vote on the elements of Proposal 2 as a group, the fund will record your votes as having been cast "FOR" or "AGAINST," as applicable, each applicable element within the Proposal. Alternatively, you may vote separately for or against each element of Proposal 2. If you return a proxy card with a vote on the entire Proposal as a group and separate votes on specific elements of the Proposal, your vote on the entire Proposal as a group will control and be recorded as your intended vote. If shareholders of the fund approve some, but not all, elements of Proposal 2, the fund will have a combination of certain current fundamental policies and certain new fundamental and/or non-fundamental policies. The fund intends to implement new policies after the meeting, as soon as practicable.

     (a) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING BORROWING, LENDING, THE ISSUANCE OF SENIOR SECURITIES AND PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

         (i) PROPOSED CHANGES REGARDING BORROWING

The fund's current fundamental policy regarding borrowing is more restrictive than required by the 1940 Act. It is proposed that the fundamental policy regarding borrowing be amended and reclassified as a non-fundamental policy, and a new fundamental policy regarding borrowing be adopted.

The Appendix shows the fund's current fundamental policy and proposed fundamental and non-fundamental policies regarding borrowing.

The new fundamental policy on borrowing would be:

     The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The new non-fundamental policy on borrowing would be:

     The fund may not borrow money except that the fund may (i) borrow money from banks and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the fund will not purchase securities while borrowings represent more than 5% of its total assets.

ANALYSIS OF PROPOSED CHANGES
The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits the fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds.

Approval of this element of Proposal 2 would replace the fund's current fundamental policy regarding borrowing with a more flexible, standard fundamental borrowing policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund and its shareholders because it will allow the fund, subject to approval by the Board, to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

At the same time, the fund would amend and reclassify its current fundamental policies so that they reflect the current borrowing practices permissible under the 1940 Act. The Board of Trustees believes that this non-fundamental borrowing policy is in the best interests of the fund and its shareholders because it would limit the fund only as required by the 1940 Act, thereby improving its ability to remain competitive. The Board of Trustees also would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the fund and its shareholders.

         (ii) PROPOSED CHANGE REGARDING LENDING

The fund's current fundamental policy regarding lending is more restrictive than required by the 1940 Act. It is proposed that the fundamental policy regarding lending be amended and reclassified as a non-fundamental policy, and a new fundamental policy regarding lending be adopted. The Appendix shows the fund's current fundamental policy and proposed fundamental and non-fundamental policies regarding lending.

The new fundamental policy on lending would be:

     The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The new non-fundamental policy on lending would be:

     The fund many not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

ANALYSIS OF PROPOSED CHANGES
The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

Approval of this element of Proposal 2 would allow the fund to lend to the extent permitted by current law by replacing the fund's current fundamental policies regarding lending with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund and its shareholders because it would allow the fund, subject to approval by the Board, to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

At the same time, this element of Proposal 2 would amend and reclassify the fund's current policy regarding lending as non-fundamental to reflect the current lending practices permitted by the 1940 Act. The Board of Trustees believes that this non-fundamental lending policy is in the best interests of the fund and its shareholders because it would limit the fund only as required by the 1940 Act, thereby improving its ability to remain competitive. The Board of Trustees also would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the fund and its shareholders.

         (iii) PROPOSED CHANGE REGARDING ISSUANCE OF SENIOR SECURITIES

The fund has fundamental policies restricting it from issuing senior securities. It is proposed that (i) the fundamental policy regarding issuance of senior securities be replaced with a new fundamental policy, and (ii) the fundamental policies regarding writing, purchasing or selling puts and calls, selling short or purchasing on margin be reclassified as non-fundamental policies. The Appendix shows the fund's current fundamental policies and proposed fundamental and non-fundamental policies.

The new fundamental policy regarding issuance of senior securities would be:

     The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGES
The 1940 Act currently prohibits all mutual funds from issuing senior securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities. Approval of this element of Proposal 2, would permit the fund to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund and its shareholders because it would allow the fund, subject to Board approval, to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

Since the fund adopted its current fundamental policies, the SEC staff's interpretation of what constitutes the issuance of a senior security has evolved with changes in market conditions. For example, the SEC staff's current interpretation is that the purchase of securities on margin, the making of certain short sales, and the writing of puts and calls do not necessarily involve the creation of senior securities if certain conditions are satisfied. This element of Proposal 2 would reclassify the current policies as non-fundamental. The proposed changes would enable the Board of Trustees to evaluate the use of new portfolio management techniques and give the fund the flexibility to respond to future changes.

     (b) PROPOSAL TO AMEND FUND POLICY REGARDING DIVERSIFICATION

The fund is a diversified mutual fund. It is proposed that the current fundamental policy regarding diversification be amended and reclassified as a non-fundamental policy. It is also proposed that the fund adopt a new fundamental policy regarding diversification. The Appendix shows the fund's current fundamental policy and proposed fundamental and non-fundamental policies regarding diversification.

The new fundamental policy would be:

     The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE
Under this element of Proposal 2, the fund's current fundamental policies would be replaced by a more flexible fundamental policy regarding diversification. As a diversified fund, the fund is limited by Section 5(b) of the 1940 Act, as to 75% of total assets, to invest no more than 5% of total assets in the securities of a single issuer and to purchase no more than 10% of an issuer's voting securities. Funds are not permitted to change their diversified status unless approved by shareholders. This element of Proposal 2 does not seek to change the fund's status as a diversified investment management company. Rather, approval of this element of Proposal 2 would amend the fund's diversification policy so that it would provide the maximum flexibility allowed for diversified funds under the 1940 Act. The Board believes that this more flexible fundamental policy is in the best interests of the fund and its shareholders because it will allow the Board to take necessary and timely action to make changes to the fund's non-fundamental diversification policies when necessary.

In addition to the above limitations imposed on diversified funds, the fund is subject to additional, stricter diversification requirements imposed by Rule 2a-7. Rule 2a-7 limits a money market fund to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a fund's assets, in contrast to Section 5(b) diversification requirements which apply only with respect to 75% of a fund's assets. Rule 2a-7 does provide a safe harbor for a money market fund to invest up to 25% of its assets in the securities of a single issuer, but only for a period of up to three days. If this element of Proposal 2 is approved, the fund would adopt these as a non-fundamental policy.

Also, under this element of Proposal 2, the fund would no longer be limited to owning no more than 10% of any class of securities of any issuer. This limitation is not currently required under Rule 2a-7 or the diversification requirements of the 1940 Act. The Board of Trustees believes that eliminating this limitation will increase the potential investment opportunities for the fund.

Approval of this element of Proposal 2 will not affect the fund's status as a diversified mutual fund, which could only be changed in the future by shareholder vote.

     (c) PROPOSAL TO ELIMINATE FUND POLICY REGARDING INVESTMENTS IN "UNSEASONED ISSUERS"

The current fundamental policy limits the fund's ability to purchase securities issued by "unseasoned issuers" (i.e., issuers which have less than three years of operations), to 5% of total assets. It is proposed that the fundamental policy regarding investments in "unseasoned issuers" be eliminated. The Appendix has a complete statement of the fund's current fundamental policy.

ANALYSIS OF PROPOSED CHANGE
The fund's current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require the current fundamental policy. If this policy is eliminated and the investment adviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Board of Trustees does not believe that elimination of the current fundamental policy would materially increase the risks to fund shareholders. Accordingly, the Board of Trustees believes that elimination of the current fundamental policies regarding investment in "unseasoned issuers" is in the best interests of the fund and its shareholders.

     (d) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICIES REGARDING INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

The fund currently operates subject to fundamental policies regarding investments in restricted securities and illiquid securities, including repurchase agreements that mature in more than seven days. It is proposed that the fundamental policies regarding investments in restricted securities, illiquid securities or repurchase agreements for the fund be amended and reclassified as a non-fundamental policy. The Appendix shows the fund's current fundamental policies and proposed non-fundamental policy.

The new non-fundamental policy regarding investments in illiquid securities would be:

         The fund may not invest more than 10% of its net assets in illiquid securities.

ANALYSIS OF PROPOSED CHANGES
The 1940 Act does not currently require the fund to have fundamental policies restricting investments in illiquid or restricted securities. If approved, this element of Proposal 2 would amend and reclassify the fund's fundamental policies as a standard non-fundamental policy.

Generally, restricted securities may be sold only in privately negotiated transactions that meet an exception to securities registration requirements. The fund's current fundamental policies limiting investment in restricted securities reflect requirements imposed by the administrators of certain states' securities laws that such restricted securities should be deemed illiquid. However, federal legislation passed in 1996 preempted the states' ability to impose such limitations, and the 1940 Act does not require such a limitation. In addition, the exception to securities registration requirements added by Rule 144A under the Securities Act of 1933, permits trading of restricted securities among institutional investors, such as the fund. This has created active markets in restricted securities, allowing certain restricted securities to be considered liquid under guidelines approved by the fund's Board of Trustees.

SEC staff interpretations have indicated that funds should consider repurchase agreements that mature in more than seven days to be illiquid. The 1940 Act does not require that this policy be a fundamental policy. As discussed above, the proposed non-fundamental policy will limit fund investments in illiquid securities and, accordingly, would encompass the substance of the current fundamental policy. Accordingly, approval of this element of Proposal 2 would permit the elimination of the current fundamental policy.

The proposed non-fundamental policy would limit the fund to investing 10% of its net assets in illiquid securities (including restricted securities that are deemed illiquid under guidelines approved by the Board of Trustees and repurchase agreements that mature in more than seven days). However, the proposed non-fundamental policy will permit the fund to invest without limit in restricted securities that, in accordance with the fund's procedures, are determined to be liquid. Of course, all of the fund's investments in restricted securities will still satisfy the fund's other investment criteria. It is believed that eliminating this restriction with respect to liquid restricted securities will expand the fund's universe of available investments. In addition, by converting this policy to non-fundamental, the Board will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory changes occur in the future. The Board believes that this more flexible non-fundamental policy is in the best interests of the fund and its shareholders.

     (e) PROPOSAL TO AMEND AND RECLASSIFY FUND POLICY REGARDING INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

The current fundamental policy limits the fund's ability to purchase securities of other investment companies except in narrow circumstances. It is proposed that the fundamental policy regarding investments in securities of other investment companies be amended and reclassified as a non-fundamental policy. The Appendix shows the fund's current fundamental policy and proposed non-fundamental policy.

The new non-fundamental policy regarding investments in securities of other investment companies would be:

     The fund may not purchase securities of other investment companies, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE
The fund's current fundamental policies are based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act and is further limited for money market funds by Rule 2a-7. The 1940 Act generally limits a fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and (iii) investing 10% of its total assets in securities of all other investment companies. Rule 2a-7 imposes additional limitations on the fund's investments in other investment companies because Rule 2a-7 limits money market fund investments to high quality instruments that present minimal credit risk. Accordingly, money market funds generally may only invest in other investment companies if the investment companies are money market funds.

The proposed non-fundamental policy will allow the fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent the fund invests in shares of other investment companies, shareholders may indirectly bear a portion of expenses of the investment companies in which the fund invests. The investment adviser will take these expenses into account prior to deciding that such an investment is suitable for the fund and its shareholders.

The Board of Trustees believes that replacing the fund's current fundamental policies regarding investment in the securities of other investment companies with a more flexible, standard non-fundamental policy, which the Board of Trustees could take appropriate and timely action to amend in the future, if necessary, without the expense and delay associated with a shareholder meeting is in the best interests of the fund and its shareholders.

     (f) PROPOSAL TO ELIMINATE FUND POLICY REGARDING THE BENEFICIAL OWNERSHIP OF SECURITIES BY FUND OFFICERS AND TRUSTEES

The fund's current fundamental policy limits the fund's ability to purchase securities of issuers whose securities are owned by officers, Trustees or directors of the Trust or the investment adviser. It is proposed that the fundamental policy regarding investments in issuers whose securities are beneficially owned by officers, Trustees or directors of the trust or the investment adviser be eliminated. The Appendix shows the fund's current fundamental policy.

ANALYSIS OF PROPOSED CHANGE
The current fundamental policy is based on a requirement imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Board of Trustees believes that eliminating this policy would be in the best interests of the fund and its shareholders because it would increase the investment adviser's flexibility in managing the assets of the fund, and without any material increase in risks to shareholders.

     (g) PROPOSAL TO REPLACE AND RECLASSIFY FUND POLICY REGARDING INDUSTRY CONCENTRATION

The fund's current fundamental policy generally prohibits investment of more than 25% of fund assets in companies considered to be in the same industry. It is proposed that the fundamental policy regarding concentration of investments in certain industries be reclassified as non-fundamental and a new fundamental policy be adopted. The Appendix shows the fund's current fundamental policy and proposed fundamental and non-fundamental policies.

The new fundamental policy regarding industry concentration would be:

     The fund may not concentrate investments in securities of issuers in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGES
The 1940 Act generally requires all funds to adopt a fundamental policy regarding concentration of investments in particular industries. It is currently the position of the staff of the SEC that if 25% or more of the value of a fund's assets are invested in one industry, that fund's investments will be deemed to be concentrated in that industry. However, this 25% or more limitation does not apply to (i) fund investments in government securities, (ii) municipal bond fund investments in industrial development and pollution control bonds, and
(iii) money market fund investments in certain obligations of domestic banks.

By reclassifying the fund's current fundamental policies regarding concentration as non-fundamental, and adopting the proposed fundamental policy, the Board of Trustees would be permitted to take appropriate and timely action to amend the fund's non-fundamental policies in the future, without the expense and delay associated with a shareholder meeting. The Board of Trustees anticipates taking such action only in the event that the SEC changes its position on the meaning of industry concentration. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund and its shareholders.

     (h) PROPOSAL TO REPLACE AND RECLASSIFY FUND POLICY REGARDING INVESTMENTS IN COMMODITIES, FUTURES CONTRACTS AND REAL ESTATE

Under its current fundamental policy, the fund is restricted from investing in commodities, futures contracts and real estate. It is proposed that the fundamental policy regarding investments in commodities, futures contracts and real estate be reclassified as a non-fundamental policy, and a new fundamental policy regarding commodities and real estate investments be adopted. The Appendix shows the fund's current fundamental policy and proposed fundamental and non-fundamental policies.

The new fundamental policy regarding investments in commodities and real estate would be:

     The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE
The 1940 Act requires all funds to adopt a fundamental policy regarding investment in real estate and commodities and the proposed fundamental policy would limit such investments to the extent permitted under the 1940 Act. In addition, the fund's current fundamental policy would be converted to a non-fundamental policy, and the fund would continue to operate in accordance with its non-fundamental policy until such time as the Board determines that changing it would be in the best interests of the fund and its shareholders. However, approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend the fund's non-fundamental policies in the future if such investments were determined to be desirable. In addition, such a change could be made without the expense and delay associated with a shareholder meeting. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of the fund and its shareholders.

     (i) PROPOSAL TO REPLACE POLICY REGARDING THE UNDERWRITING OF SECURITIES

Under its current fundamental policy, the fund may not underwrite the securities of other issuers, except in connection with the disposition of securities from its investment portfolio. It is proposed that the fundamental policy regarding the underwriting of securities be replaced with a new fundamental policy. The Appendix shows the fund's current fundamental policy and proposed fundamental policy.

The new fundamental policy regarding the underwriting of securities would be:

     The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

ANALYSIS OF PROPOSED CHANGE
The SEC staff generally takes the position that funds should not engage in the business of underwriting securities. While the Fund's current fundamental policy has not affected the fund's investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend non-fundamental policies, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 is in the best interests of the fund and its shareholders.

     (j) PROPOSAL TO RECLASSIFY FUND POLICY REGARDING CONTROL OF AN ISSUER

Under its current fundamental policy, the fund may not invest with the purpose of exercising control over an issuer. It is proposed that the fundamental policy regarding the control of an issuer be reclassified as a non-fundamental policy. The Appendix shows the fund's current fundamental policy and proposed non-fundamental policy.

ANALYSIS OF PROPOSED CHANGE
The 1940 Act does not require the fund to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend the non-fundamental policy, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 is in the best interests of the Fund and its shareholders.

     (k) PROPOSAL TO RECLASSIFY FUND POLICY REGARDING PURCHASES OF OIL, GAS OR MINERAL INTERESTS

Under the fund's current fundamental policy, it may not invest in oil, gas or mineral interests. It is proposed that the fundamental policy regarding investments in oil, gas or mineral exploration or development programs be reclassified as a non-fundamental policy. The Appendix shows the fund's current fundamental policy and proposed non-fundamental policy.

ANALYSIS OF PROPOSED CHANGE
The 1940 Act does not require the fund to have a fundamental policy regarding investing in oil, gas or mineral interests. The current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Approval of this element of Proposal 2 would allow the Board of Trustees to take appropriate and timely action to amend the non-fundamental policy, without the expense and delay associated with a shareholder meeting. Accordingly, the Board of Trustees believes that approval of this element of Proposal 2 is in the best interests of the Fund and its shareholders.

                  THE BOARD OF TRUSTEES RECOMMEND THAT YOU VOTE
              "FOR" PROPOSAL 2 AND ALL ELEMENTS CONTAINED THEREIN.

                             ADDITIONAL INFORMATION


OFFICERS OF THE TRUSTS
Information about the Trust's current executive officers, including his or her name, date of birth, positions with the Trust and principal occupations or employment during the past five years is stated below. As of March 3, 2000, the Trustees and officers, as a group, owned less than 1% of the shares of each class of each fund.

Name, Date of Birth and Principal Occupation                                               Position*
--------------------------------------------                                               ---------
JEREMIAH H. CHAFKIN                                                             Executive Vice President and Chief Operating Officer
(for biographical information see p. 9)

FRANCES COLE                                                                    Secretary
September 9, 1955
Senior Vice President, Chief Counsel and Assistant Corporate Secretary,
Charles Schwab Investment Management, Inc.

STEVEN L. SCHEID                                                                Trustee; President
(for biographical information see p. 10)

CHARLES R. SCHWAB                                                               Trustee; Chairman and Chief Executive Officer
(for biographical information see p. 10)

TAI-CHIN TUNG                                                                   Treasurer and Principal Financial Officer
March 7, 1951
Vice President, Treasurer and Controller, Charles Schwab Investment
Management, Inc. From 1994 to 1996, Ms. Tung was Controller for
Robertson Stephens Investment Management, Inc.

STEPHEN B. WARD                                                                 Senior Vice President and Chief Investment Officer
April 5, 1955
Senior Vice President and Chief Investment Officer, Charles Schwab
Investment Management, Inc.

* Each officer will serve until the earlier of his or her resignation or his or her successor is elected and qualified.

OTHER MATTERS
The Board of Trustees is not aware of any other matter that may come before any of the meetings. However, should any such matters properly come before a meeting, the persons named in the accompanying proxy card intend to vote the proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS
The Trust is not required to hold annual shareholders' meetings and the Trust does not intend to do so. The Trust may hold special meetings as required or as deemed desirable by its Board of Trustees for other purposes, such as changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders of the funds of the Trust at a special meeting called upon written request of shareholders owning, in the aggregate, at least 10% of the outstanding shares of the Trust.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust c/o 101 Montgomery, San Francisco, CA 94104. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement, because the proposal must comply with certain federal securities regulations.

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc., located at 101 Montgomery Street, San Francisco, CA 94104, serves as investment adviser to the funds.

PRINCIPAL UNDERWRITER
Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA 94104, acts as each fund's principal underwriter.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA 94104, acts as each fund's transfer agent and shareholder servicing agent.

FUND ACCOUNTANTS
PFPC, Inc., located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for Schwab Money Market Portfolio. SEI Investments Mutual Fund Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as fund accountant for Schwab MarketTrack Growth Portfolio II and Schwab S&P 500 Portfolio.

CUSTODIAN
PFPC Trust Co., located at 8800 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, Pennsylvania 19153, serves as custodian for Schwab Money Market Portfolio and Schwab S&P 500 Portfolio. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109, serves as custodian for Schwab MarketTrack Growth Portfolio II.

PORTFOLIO TRANSACTIONS
For the fiscal year ended December 31, 1999, the funds paid the following brokerage commissions to affiliated brokers.

FUND NAME                                                           AMOUNT
--------------------------------------------------------------------------
MarketTrack(TM) Growth Portfolio II                                $   673
S&P 500 Portfolio                                                  $16,615
Money Market Portfolio                                             $     0

INDEPENDENT AUDITORS
A majority of the Trust's Board of Trustees, including the independent Trustees, has selected PricewaterhouseCoopers LLP as the independent auditors of the funds for the most recently completed fiscal year. A representative of PricewaterhouseCoopers LLP will be available by phone during the meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

BENEFICIAL OWNERS
To the knowledge of the Trust, as of March 3, 2000, the following persons owned more than 5% of the shares of a fund:



                                            NAME AND ADDRESS                TOTAL NUMBER OF            PERCENTAGE OF
FUND/CLASS                                 OF BENEFICIAL OWNER               SHARES OWNED*                 FUND
--------------------------------------------------------------------------------------------------------------------

MarketTrack Growth Portfolio II            Great West Life                     1,229,168                   100%
                                           8515 E. Orchard Rd.
                                           Englewood, CO 80111

S&P 500 Portfolio                          Great West Life                     5,911,046                   100%
                                           8515 E. Orchard Rd.
                                           Englewood, CO 80111

Money Market Portfolio                     Great West Life                   120,694,060                   100%
                                           8515 E. Orchard Rd.
                                           Englewood, CO 80111


* The Trust has no knowledge as to whether the listed beneficial owner has the right to acquire beneficial ownership of shares of a fund.

SHAREHOLDER REPORTS
EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND, IF AVAILABLE, SEMI-ANNUAL REPORT, TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING A COPY OF SUCH REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO THE FUND'S TRUST C/O P.O. BOX 7575, SAN FRANCISCO, CALIFORNIA 94120-7575, OR SHOULD CALL SCHWAB AT 1-800-435-4000.

         IT IS IMPORTANT THAT YOUR VOTE BE RETURNED PROMPTLY, THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON
           ARE URGED TO VOTE THEIR SHARES BY INTERNET, PHONE OR MAIL.



Thank you for voting your shares promptly!

We appreciate you placing your trust in Schwab Annuity Portfolios and look forward to helping you achieve your financial goals.

                                    APPENDIX

The Appendix provides the current fundamental policies for the Money Market Portfolio that are affected by Proposal 2, along with the proposed policies for the fund. A more complete analysis of each Proposal is included in the Proxy Statement, which starts on page 7. As you read the Proxy Statement, you may want to refer to the Appendix to compare the Fund's current fundamental policies to those being proposed.



MONEY MARKET PORTFOLIO
CURRENT FUNDAMENTAL POLICY:          NEW FUNDAMENTAL POLICY:                         NEW NON-FUNDAMENTAL POLICY:
--------------------------------------------------------------------------------------------------------------------------
The fund may not borrow money        The fund may not borrow money, except to        The fund may not borrow money except
except as a temporary measure        the extent permitted under the 1940 Act,        that the fund may (i) borrow money
for extraordinary or emergency       the rules or regulations thereunder or any      from banks and (ii) engage in reverse
purposes and then only in an         exemption therefrom, as such statute, rules     repurchase agreements with any party;
amount up to one-third of the        or regulations may be amended or                provided that (i) and (ii) in
value of its total assets in         interpreted from time to time.                  combination do not exceed 33 1/3% of
order to meet redemption                                                             its total assets (any borrowings that
requests without immediately                                                         come to exceed this amount will be
selling any portfolio                                                                reduced to the extent necessary to
securities. The portfolio will                                                       comply with the limitation within
not borrow for leverage purposes                                                     three business days) and the fund
or purchase securities or make                                                       will not purchase securities while
investments while reverse                                                            borrowings represent more than 5% of
repurchase agreements or                                                             its total assets.
borrowings are outstanding. If,
for any reason, the current
value of the portfolio's total
net assets falls below an amount
equal to three times the amount
of its indebtedness from money
borrowed, the fund will, within
three business days, reduce its
indebtedness to the extent
necessary.
--------------------------------------------------------------------------------------------------------------------------
The fund may not make loans to       The fund may not make loans to other            The fund may not lend any security or
others, except the portfolio may     persons, except to the extent permitted         make any other loan if, as a result,
(i) purchase a portion of an         under the 1940 Act, the rules or                more than 33 1/3% of its total assets
issue of short-term debt             regulations thereunder or any exemption         would be lent to other parties (this
securities or similar                therefrom, as such statute, rules or            restriction does not apply to
obligations (including               regulations may be amended or interpreted       purchases of debt securities or
repurchase agreements) that are      from time to time.                              repurchase agreements).
publicly distributed or
customarily purchased by
institutional investors, and
(ii) lend its portfolio
securities (up to one-third of
the portfolio's total assets) in
accordance with its investment
objectives and policies.
--------------------------------------------------------------------------------------------------------------------------
The fund may not issue senior        The fund may not issue senior securities,       None
securities as defined in the         except to the extent permitted under the
1940 Act.                            1940 Act, the rules or regulations
                                     thereunder or any exemption therefrom, as
                                     such statute, rules or regulations may be
                                     amended or interpreted from time to time.

The fund may not write, purchase     None                                            The fund may not write, purchase or
or sell puts, calls or                                                               sell puts, calls or combinations
combinations thereof.                                                                thereof.
The fund may not make short          None                                            The fund may not make short sales of
sales of securities, or purchase                                                     securities, or purchase any
any securities on margin except                                                      securities on margin except to obtain
to obtain such short-term                                                            such short-term credits as may be
credits as may be necessary for                                                      necessary for the clearance of
the clearance of transactions.                                                       transactions.
--------------------------------------------------------------------------------------------------------------------------
The fund may not purchase            The fund may not purchase securities of an      The fund may not purchase securities
securities of any issuer (other      issuer, except as consistent with the           of any issuer (other than obligations
than obligations of, or              maintenance of its status as an open-end        of, or guaranteed by, the U.S.
guaranteed by, the U.S.              diversified company under the 1940 Act, the     government, its agencies or
Government, its agencies or          rules or regulations thereunder or any          instrumentalities, or securities of
instrumentalities) if, as a          exemption therefrom, as such statute, rules     other investment companies) if, as a
result, more than 5% of the          or regulations may be amended or                result more than 5% of the value of
value of its assets would be         interpreted from time to time.                  its assets would be invested in the
invested in securities of that                                                       securities of such issuer, except
issuer.                                                                              that the fund may invest up to 25% of
The fund may not purchase more                                                       its total assets in the first tier
than 10% of any class of                                                             securities of a single issuer for up
securities of any issuer. All                                                        to three business days.
debt securities and all
preferred stocks are each
considered as one class.

MONEY MARKET PORTFOLIO
CURRENT FUNDAMENTAL POLICY:          NEW FUNDAMENTAL POLICY:                         NEW NON-FUNDAMENTAL POLICY:
--------------------------------------------------------------------------------------------------------------------------

The fund may not invest more         None                                            None
than 5% of its total net assets
in securities of issuers (other
than obligations of, or
guaranteed by, the U.S.
Government, its agencies or
instrumentalities) that, with
their predecessors, have a
record of less than three years
of continuous operation.
--------------------------------------------------------------------------------------------------------------------------
The fund will invest no more         None                                            The fund may not invest more than 10%
than 10% of its net assets in                                                        of its net assets in illiquid
illiquid securities. The fund                                                        securities.
may not enter into repurchase
agreements if, as a result
thereof, more than 10% of its
net assets valued at the time of
the transaction would be subject
to repurchase agreements
maturing in more than seven
days. The fund may not invest
more than 5% of its total assets
in securities restricted as to
disposition under the federal
securities laws (except
commercial paper issued under
Section 4(2) of the 1933 Act).
--------------------------------------------------------------------------------------------------------------------------
The fund may not purchase            None                                            The fund may not purchase securities
securities of other investment                                                       of other investment companies, except
companies, except in connection                                                      as permitted by the Investment
with a merger, consolidation,                                                        Company Act of 1940, the rules or
reorganization or acquisition of                                                     regulations thereunder or any
assets.                                                                              exemption therefrom, as such statute,
                                                                                     rules or regulations may be amended
                                                                                     from time to time.
--------------------------------------------------------------------------------------------------------------------------
The fund may not purchase or         None                                            None
retain securities of an issuer
if any of the officers, trustees
or directors of the Trust or its
investment adviser individually
own beneficially more than 1/2
of 1% of the securities of that
issuer and together beneficially
own more than 5% of the
securities of such issuer.
--------------------------------------------------------------------------------------------------------------------------
The fund may not concentrate 25%     The fund may not concentrate investments in     The fund may not concentrate 25% or
or more of the value of its          a particular industry or group of               more of the value of its assets in
assets in any one industry;          industries, as concentration is defined         any one industry; provided, however,
provided, however, that the          under the 1940 Act, the rules or                that the portfolio reserves the
portfolio reserves the freedom       regulations thereunder or any exemption         freedom of action to invest up to
of action to invest up to 100%       therefrom, as such statute, rules or            100% of its assets in certificates of
of its assets in certificates of     regulations may be amended or interpreted       deposit or bankers' acceptances
deposit or bankers' acceptances      from time to time.                              issued by domestic branches of U.S.
issued by domestic branches of                                                       banks and U.S. branches of foreign
U.S. banks and U.S. branches of                                                      banks (which the portfolio has
foreign banks (which the                                                             determined to be subject to the same
portfolio has determined to be                                                       regulation as U.S. banks), or
subject to the same regulation                                                       obligations of, or guaranteed by, the
as U.S. banks), or obligations                                                       U.S. Government, its agencies or
of, or guaranteed by, the U.S.                                                       instrumentalities in accordance with
Government, its agencies or                                                          its investment objective and
instrumentalities in accordance                                                      policies.
with its investment objective
and policies.
--------------------------------------------------------------------------------------------------------------------------
The fund may not invest in           The fund may not purchase or sell               The fund may not invest in
commodities or commodity             commodities or real estate, except to the       commodities or commodity contracts,
contracts, including futures         extent permitted under the 1940 Act, the        including futures contracts, real
contracts, real estate or real       rules or regulations thereunder or any          estate or real estate limited
estate limited partnerships,         exemption therefrom, as such statute, rules     partnerships, although it may invest
although it may invest in            or regulations may be amended or                in securities which are secured by
securities which are secured by      interpreted from time to time.                  real estate and securities of issuers
real estate and securities of                                                        which invest or deal in real estate.
issuers which invest or deal in
real estate.

MONEY MARKET PORTFOLIO
CURRENT FUNDAMENTAL POLICY:          NEW FUNDAMENTAL POLICY:                         NEW NON-FUNDAMENTAL POLICY:
--------------------------------------------------------------------------------------------------------------------------
The fund may not underwrite          The fund may not underwrite securities          None
securities issued by others          issued by other persons, except to the
except to the extent it may be       extent permitted under the 1940 Act, the
deemed to be an underwriter,         rules or regulations thereunder or any
under the federal securities         exemption therefrom, as such statute, rules
laws, in connection with the         or regulations may be amended or
disposition of securities from       interpreted from time to time.
its investment portfolio.
--------------------------------------------------------------------------------------------------------------------------
The fund may not invest for the      None                                            The fund may not invest for the
purpose of exercising control or                                                     purpose of exercising control or
management of another issuer.                                                        management of another issuer.
--------------------------------------------------------------------------------------------------------------------------
The fund may not invest in           None                                            The fund may not invest in interests
interests in oil, gas, mineral                                                       in oil, gas, mineral leases or other
leases or other mineral                                                              mineral exploration or development
exploration or development                                                           programs, although it may invest in
programs, although it may invest                                                     the securities of issuers which
in the securities of issuers                                                         invest in or sponsor such programs.
which invest in or sponsor such
programs.

SCHWABFUNDS(R)

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                     TRUSTEES OF SCHWAB ANNUITY PORTFOLIOS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

You may also vote your shares by touch-tone phone by calling
1-800-690-6903 or through the Internet at www.proxyvote.com

DO NOT MAIL THIS PROXY CARD IF YOU
ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                         PROTO1D

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote On Trustees

1.   Nominees for the Board of Trustees:

     01) Charles R. Schwab, 02) Mariann Byerwalter, 03) Jeremiah H. Chafkin, 04) Donald F. Dorward, 05) William A. Hasler, 06) Robert G. Holmes, 07) Steven
     L. Scheid, 08) Gerald B. Smith, 09) Donald R. Stephens, and 10) Michael W. Wilsey.

For   Withhold   For All    To Withhold authority to vote, mark "For All Except"
All     All       Except    And write the nominee's number on the line below.

[ ]     [ ]         [ ]     ____________________________________________________

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.

__________________________________   ______    ________________________   ______
Signature [PLEASE SIGN WITHIN BOX]   Date      Signature (Joint Owners)   Date

SCHWABFUNDS(R)
101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA  94104

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      TRUSTEES OF SCHWAB ANNUITY PORTFOLIOS

The undersigned, revoking previous proxies for such shares, hereby appoints Jeremiah H. Chafkin, Stephen B. Ward and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on June 1, 2000, at A.P. Giannini Auditorium, 555 California Street, Concourse Level, San Francisco, California 94104-1502, commencing at 10:00 a.m. Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.


You may also vote your shares by touch-tone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com

                       DO NOT MAIL THIS PROXY CARD IF YOU
                      ARE VOTING BY INTERNET OR TELEPHONE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                         PROTO8D

The Board of Trustees recommends a vote FOR the election of Trustees and all other proposals. IF NO SPECIFICATION IS MADE, YOUR
SHARES WILL BE VOTED FOR THE ELECTION OF ALL TRUSTEES AND ALL OTHER PROPOSALS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Trustees                                   For     Withhold      For All
                                                   All       All        Except

1.   Nominees for the Board of Trustees:

     01) Charles R. Schwab, 02) Mariann
     Byerwalter, 03) Jeremiah H. Chafkin, 04)
     Donald F. Dorward, 05) William A. Hasler,     [ ]       [ ]          [ ]
     06) Robert G. Holmes, 07) Steven L.
     Scheid, 08) Gerald B. Smith, 09) Donald
     R. Stephens, and 10) Michael W. Wilsey.



Vote on Fundamental Policies                             For   Against  Abstain

2.   To vote for all applicable elements                 [ ]     [ ]      [ ]
     of Proposal 2.

Stop here unless you would like to vote on each applicable element of Proposal 2

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

----------------------------------

                                                      For  Against  Abstain

(a)(i)     Borrowing                                   [ ]     [ ]    [ ]

(a)(ii)    Lending                                     [ ]    [ ]     [ ]

(a)(iii)   Senior Securities                           [ ]    [ ]     [ ]

(b)        Diversification                             [ ]    [ ]     [ ]

(c)        Unseasoned Issuers                          [ ]    [ ]     [ ]

(d)        Restricted or Illiquid Securities           [ ]     [ ]    [ ]

(e)        Other Investment Companies                  [ ]    [ ]     [ ]

(f)        Ownership of Securities                     [ ]    [ ]     [ ]

(g)        Industry Concentration                      [ ]    [ ]     [ ]

(h)        Commodities, Futures & Real Estate          [ ]    [ ]     [ ]

(i)        Underwriting of Securities                  [ ]    [ ]     [ ]

(j)        Control of an Issuer                        [ ]    [ ]     [ ]

(k)        Oil, Gas or Mineral Interests               [ ]    [ ]     [ ]

Please sign exactly as your name(s) appears. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. If more than one name appears, all must sign.


---------------------------------       ---------
Signature [PLEASE SIGN WITHIN BOX]       Date

---------------------------------       ---------
Signature (Joint Owners)                Date

TWO NEW WAYS
TO VOTE YOUR SHARES

ANNOUNCING TWO CONVENIENT VOTING METHODS
THAT HELP REDUCE FUND EXPENSES


Read the accompanying proxy statement to learn about important issues affecting the Schwab Annuity Portfolios.

Then help reduce processing costs -- by voting on the internet or by touch-tone telephone. If you vote by internet or telephone, do not mail your proxy card(s).

You should have a proxy card for each fund in which you beneficially own shares. Please make sure that you vote all proxy cards that are enclosed.


TO VOTE BY INTERNET:                    TO VOTE BY TOUCH-TONE TELEPHONE:

1. Read the proxy statement with        1. Read the proxy statement with
   your proxy card(s) handy.               your proxy card(s) handy.

2. Go to www.proxyvote.com              2. Call toll free 800-690-6903

3. Enter the 12-digit control           3. Enter the 12-digit control
   number from your proxy card.            number from your proxy card.

4. Follow the easy instructions on      4. Follow the easy recorded
   the website. Remember to vote           instructions. Remember to vote
   each card you received.                 each card you received.


(C) Charles Schwab & Co., Inc. All rights reserved. Member SIPC/NYSE. TF7469A (3/00)

EMAIL FROM JERRY CHAFKIN TO ALL EMPLOYEES

DATE:    3/24/00
TO:      ALL SCHWAB EMPLOYEES
FROM:    JERRY CHAFKIN
RE:      SCHWABFUNDS PROXY

Nearly 4 million SchwabFunds shareholders will be receiving proxy materials over the next few weeks in connection with a meeting of all SchwabFunds shareholders scheduled for June 1, 2000. The funds' trustees believe that the proposals are in the best interests of the funds and their shareholders and recommend a vote FOR all of the proposals.

TO THOSE OF YOU WHO ARE SCHWABFUNDS SHAREHOLDERS, PLEASE VOTE YOUR SHARES PROMPTLY. You can help further reduce proxy expenses -- which are paid by the funds and their shareholders -- BY VOTING THROUGH THE INTERNET OR BY TOUCH-TONE TELEPHONE. Instructions for voting your shares are included in the proxy materials, which you should be receiving in the next few weeks. Depending on the number of funds you own and accounts you have, you may receive more than one proxy card. Please make sure to vote ALL cards received.

IF YOU RECEIVE ANY CUSTOMER CALLS REGARDING THE PROXY PROPOSALS, PLEASE DIRECT THEM TO THE FUNDS' SOLICITOR, D.F. KING & CO., INC., AT 800-431-9633. In addition to handling inbound calls, D.F. King will be contacting certain shareholders at our direction in order to assist the funds in obtaining the number of votes necessary for a quorum.

There are three proxy proposals:

1) to elect trustees of each fund, including three new independent trustees
2) to eliminate, reclassify or amend certain fundamental investment policies and restrictions
3)       to amend fundamental investment objectives of certain funds

Approval of the first proposal, election of trustees, will increase the number of independent trustees from four to seven. By adding three independent trustees, SchwabFunds is embracing the SEC's recently proposed guidelines for board composition, which encourage boards to make independent trustees a two-thirds "super-majority." Approval of the other two proposals will give the funds a degree of strategic flexibility for potentially more effective -- and more competitive -- investment management practices.

Thank you for your attention to this very important SchwabFunds matter. If you'd like more information on the proxy, please visit BRAD at (link to BRAD).

Jerry Chafkin
President & COO Charles Schwab Investment Management, Inc.

SCHWABFUNDS HOME PAGE, www.schwab.com/SCHWAB FUNDS

PROPOSED DATES:   3/31/00 - 6/1/00

BULLET TEXT:
Have you voted your SchwabFunds proxy yet? [links to jump page below]

JUMP PAGE TEXT:
Voting your shares is easy -- you can even use the internet or your touch-tone telephone to vote. Plus, these convenient voting options reduce proxy vote expenses, which translates into savings for the funds and their shareholders.

Please make sure you vote ALL proxy cards received. In order to vote, you must have been a SchwabFunds shareholder as of March 3, 2000.

     VOTING OPTIONS:
-        BY INTERNET - go to www.proxyvote.com
-        BY TOUCH-TONE TELEPHONE - call 1-800-690-6903
         IF YOU VOTE BY INTERNET OR PHONE, DO NOT MAIL YOUR PROXY CARD.
- BY MAIL - complete, sign and return your proxy card in the postage paid envelope enclosed with your proxy materials

If you have questions about the proxy proposals or would like help in voting yours shares, please call the funds' proxy solicitor, D.F. King & Co. Inc., at 1-800-431-9633.

SCHWAB INVESTOR NEWSLETTER

PROPOSED DATE:     APRIL STATEMENTS (MAILING IN EARLY MAY)

HAVE YOU VOTED YOUR SCHWABFUNDS PROXY YET?

Voting your shares is easy -- you can even use the internet or your touch-tone telephone to vote. Plus, these convenient voting options reduce proxy vote expenses, which translates into savings for the funds and their shareholders.

In order to vote, you must have been a SchwabFunds shareholder as of March 3, 2000 and should have received materials in the mail.


     VOTING OPTIONS:
-        BY INTERNET - go to www.proxyvote.com
-        BY TOUCH-TONE TELEPHONE - call 1-800-690-6903
         IF YOU VOTE BY INTERNET OR PHONE, DO NOT MAIL YOUR PROXY CARD.
- BY MAIL - complete, sign and return your Proxy Card in the postage paid envelope enclosed with your proxy materials

If you have questions about the proxy statement or would like help voting your shares, please call the funds' proxy solicitor, D.F. King & Co. Inc., at 1-800-431-9633.

@SCHWAB STORY


PROPOSED DATE:    MONDAY, 3/27/00
CONTACTS:         BILL CARR


Nearly 4 million SchwabFunds shareholders will be receiving proxy materials over the next few weeks in connection with a meeting of all SchwabFunds shareholders scheduled for June 1, 2000. March 3, 2000 was designated as the record date for determining shareholders who are entitled to vote.

D.F. King & Co., Inc. has been retained as the solicitor for the proxy. ANY CUSTOMER CALLS REGARDING THE PROXY SHOULD BE REFERRED TO D.F. KING AT 800-431-9633. In addition to handling inbound calls, D.F. King will be contacting certain shareholders at our direction in order to assist the funds in obtaining the number of votes necessary for a quorum.

FOR EMPLOYEES WHO ARE SCHWABFUNDS SHAREHOLDERS, PLEASE VOTE YOUR SHARES PROMPTLY. You can help further reduce proxy expenses -- which are paid by the funds and their shareholders -- BY VOTING THROUGH THE INTERNET OR BY TOUCH-TONE TELEPHONE. Instructions for voting your shares are included in the proxy materials, which you should be receiving in the next few weeks. Depending on the number of funds you own and accounts you have, you may receive more than one proxy card. Please make sure to vote ALL cards received.

FOR MORE INFORMATION REGARDING THE PROPOSALS, see the mutual funds site on BRAD [link here].

REVISED 3/21/00


INTERNAL
3.)  MUTUAL FUNDS BRAD - SCHWABFUNDS PROXY

PROPOSED DATES:   3/24/00 - 6/1/00
CONTACT:          PETER PERRETTI

BACKGROUND:
Nearly 4 million SchwabFunds shareholders will be receiving proxy materials beginning the week of March 27, 2000. March 3, 2000 was designated as the record date for determining shareholders who are entitled to vote. The meeting is scheduled for June 1, 2000.

There are three proposals:
1)   to elect trustees of each fund, including 3 new independent trustees
2) to eliminate, reclassify or amend certain fundamental investment policies and restrictions
3)   to amend fundamental investment objectives of certain funds
The trustees believe that these proposals are in the best interests of the funds and their shareholders and recommend a vote FOR all of the proposals.

SUMMARY OF PROPOSALS:
Approval of the first proposal, election of trustees, will increase the number of independent trustees from four to seven. By adding three independent trustees, SchwabFunds is embracing the SEC's recently proposed guidelines for board composition, which encourage boards to make independent trustees a two-thirds "super-majority."

The other proposals relate to eliminating, amending or reclassifying investment policies, many of which are outdated. These policies currently are fundamental policies, meaning that they cannot be changed without shareholder approval. Approval of these proposals would allow the funds a degree of strategic flexibility for potentially more effective -- and more competitive -- investment management practices.

HANDLING CUSTOMER CALLS:
Any calls regarding the proxy proposals should be referred to the funds' solicitor, D.F. King & Co., Inc., at 800-431-9633. In addition to handling inbound calls regarding the proxy proposals, D.F. King will be contacting certain shareholders at our direction in order to assist the funds in obtaining the number of votes necessary for a quorum.

HOW TO VOTE SHARES:

Voting on the internet or by touch-tone phone reduces proxy expenses, which are paid by the fund. IF SHAREHOLDERS VOTE BY INTERNET OR PHONE, THEY SHOULD NOT MAIL THE PROXY CARDS.

-    BY INTERNET: go to www.proxyvote.com and follow the instructions
- BY TOUCH-TONE PHONE: call toll-free at 1-800-690-6903 and follow the recorded instructions
- BY MAIL: mark votes on proxy card(s), sign and date, and mail using the postage paid envelope provided with proxy materials

QUESTIONS (INTERNAL ONLY -NOT TO BE GIVEN TO CUSTOMERS):  E-MAIL
DAVID.ROSENBERG@SCHWAB.COM
CLICK HERE (ICON) TO VIEW THE PROXY STATEMENT (PDF FILE)

EXTERNAL

11.) NOTICE TO INVESTMENT MANAGERS
PROPOSED SI.COM POSTING & BLAST EMAIL:             3/24/00
CONTACT:                                 NICOLETTE ANGELOS


                     SchwabFunds Proxies Mailing to Clients


SchwabFunds is conducting a proxy mailing to all shareholders as of record date, March 3, 2000. This mailing will occur over the next few weeks and includes shareholders of the Schwab Money Market Funds. As a result, this proxy mailing may impact many of your clients. This proxy mailing also may be an opportunity to determine the proxy instructions your clients have on file with Schwab Institutional and if necessary, alter them.

Proxy Mailing
Based on your clients' standing preferences for proxy voting, we have directed the proxy materials, including voting ballot(s), to the authorized voting party
- either you or your client.

If any of your clients reserved the right to vote proxies for their holdings, they will receive the proxy materials and voting ballot(s) and you will receive an "information only" copy of the proxy materials (if indicated by the standing proxy preference).

If you have proxy voting authority for one or more of your clients' accounts, you will receive one consolidated ballot for each fund totaling the number of shares you are eligible to vote on behalf of your client(s). These clients will receive an "information only" copy of the proxy materials (if indicated by the standing proxy preference).

Amending Proxy Instructions
Your clients may change their proxy preference instructions on file with Schwab Institutional. To change a current account's instructions, please complete the Limited Power of Attorney Form (APP 504-7) as follows:

     1.   Initial the "Objection to Release of Information to Issuers" in
          section 3 of the form,
          and
     2. Select you to receive "Proxy, Reorg, and Interim Mailings" (section 4, 5 & 6 of the form).

If you have any questions regarding your clients' proxy preference instructions, please contact your Institutional Client Service Team.

SchwabFunds Using a Proxy Solicitation Firm
A proxy solicitor, D.F. King & Co., has been retained to make follow-up phone calls as necessary on behalf of the funds. Prompt responses will reduce the likelihood of you, or any of your clients, receiving follow-up phone calls or mailings.

If you have questions about the proxy statement or would like help voting, please call the funds' proxy solicitor, D.F. King & Co. Inc., at 800.431.9633.

We encourage you, or if appropriate your clients, to vote their shares.

                              SCHWAB ________ FUND

--------------------------------------------------------------------------------

ANSWERING MACHINE MESSAGE

--------------------------------------------------------------------------------

Hello, this is _______ calling on behalf of the SCHWAB ___________ FUND. You should have received material in the mail concerning the SHAREHOLDERS MEETING scheduled to be held on JUNE 1, 2000. At your earliest convenience please vote your shares at www.proxyvote.com or sign, date and return the proxy card in the envelope provided.

If you have not received these materials, have any questions, or would like to vote by phone, PLEASE CALL US AT 1-800-431-9633. If you have already mailed back your proxy, please disregard this message and accept our thanks!

Dear Shareholder,

As we begin a new year, I'd like to take this opportunity to reflect on last year's milestones at Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the SchwabFunds(R) Family.

First of all SchwabFunds assets topped the $100 billion mark in September. SchwabFunds continues to be among the largest and fastest growing fund families in the nation, with the support of investors like you.

Secondly, we added two new products to our SchwabFunds offering in 1999:

o SCHWAB TOTAL STOCK MARKET INDEX FUND-TM- seeks to track the total return of the entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index, the broadest measure of U.S. stock market performance. In one single, low-cost investment, fund investors can benefit from exposure to U.S companies of all types and sizes.

o SCHWAB YIELDPLUS FUND-TM- The fund seeks high current income with minimal changes in share price. It is designed to provide the potential for higher yields than a money fund and lower risk than a longer-term bond fund through a management strategy designed to minimize price fluctuation. Intended for your long-term (over one-year) cash needs, the fund seeks to increase the overall yield potential of the cash portion of your portfolio.

For more information on either of these funds, please call 800-435-4000 and request a free prospectus. The prospectus contains more information on fund fees and expenses. Please read it carefully before investing.

I encourage you to take a moment to read this annual report as it is designed to provide timely information about your SchwabFunds investments. You will find information on each fund's total returns and performance, as well as commentary on market conditions provided by the portfolio management team. In the section "What Bond Fund Investors Should Know", we've also provided guidelines that can help you reach your goals by establishing--or maintaining--an ongoing investment program.

As a leader in online brokerage, we recognize the value of the web as a means of communicating timely, relevant information to investors. Regular updates on all of the SchwabFunds, including performance data, are available on our Web site at WWW.SCHWAB.COM/SCHWABFUNDS. We encourage you to take advantage of this valuable resource, which can help you keep track of your funds' performance.

I'd like to make all of you aware that March 3, 2000 was designated as the record date for a proxy and shareholders' meeting for the entire SchwabFunds complex. Every SchwabFund has at least one proposal up for a vote. No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs - which are paid by the funds and their shareholders. Voting by internet or phone lowers proxy costs even further. If you have questions about the proxy, would like help in voting, or if you did not receive the proxy materials, please call the funds' proxy solicitor, D.F. King & Co., at 800-431-9633.

At Schwab our philosophy has always been that a combination of regular investing and diversification is the best strategy over the long term. By investing in SchwabFunds, you've already taken an important step in building a portfolio that can help you meet your future goals. Thank you for your investment in SchwabFunds.

Sincerely,

Charles R. Schwab
February 29, 2000

                                 SCHWAB FUNDS(R)

                              VERBAL VOTING SCRIPT

INTRODUCTION

Hello, my name is __________. I'm calling from DF King on behalf of Schwab ___________Fund. May I please speak to __________?

ADDRESS SHAREHOLDER NEEDS

The Board of Trustees of your Schwab ___________ Fund mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

         If not, then help the shareholder obtain the material he/she requires. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15". If the shareholder says he/she just got the materials, offer him the 800 phone number 1-800-431-9633 offer to give him/her a brief summary of the proxy statement, and explain that someone may call in a few days to answer any questions.

Are you familiar with the proposals? May I assist you with any questions?

         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Board of Trustees has recommended that he/she vote in favor. Many questions can be addressed by referring to the proxy statement and reading the appropriate sections.

If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

         Allow the shareholder to give you a response. If the shareholder says he/she has already sent in the proxy, do not ask the shareholder how he/she voted.

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Within 72 hours, we'll mail you a letter confirming your vote. Are you ready?

         Depending on answer, TAB down and choose either "Y" or "N". If you are going to take a vote, remember to allow the phone call to be recorded.

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of Schwab _______ Fund. Today's date is __________ and the time is __________.

 May I please have your name?

May I ask if you received the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

         Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call. In this case, return to the first screen (Shift TAB) and hit "N", which will take you to the disposition screen.

ACTUAL VOTING

Your Board of Trustees recommends that you vote in favor of all proposals. Would you like to vote in favor of the proposals as recommended by your Board?

         Choose either "Y" or "N". If you choose "Y", then the computer will fill in the response for all proposals. If you choose "N", you must input a vote for each proposals. If you are required to read the proposals individually, end each proposal by saying, "Your Board recommends that you vote in favor. How would you like to vote?" For most proposals, the valid responses are

                                    F = For proposals.
                                    A = Against proposals.
                                    B = Abstain.

CLOSING

Your vote has been recorded. You have voted __________. Is that correct?

         If it is correct, then choose "Y". If it is not correct, then choose "N". The cursor will return to the top of the ballot and allow you to make the appropriate corrections.

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

         Turn off the tape recorder. Record the shareholder's name and number of shares on your log. Finish the phone call. If you get a verbal vote, the only valid disposition is "01". If you do not get a verbal vote, then you may use any valid disposition except "01".